EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

     The undersigned hereby certifies that Heritage Bancshares, Inc.’s Form 10-QSB for the three months ended March 31, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Jon D. Patterson

Jon D. Patterson
Executive Vice President and Chief Financial Officer

Date: May 14, 2004